UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 29, 2022
Date of Report (Date of earliest event reported)

TechnipFMC plc
(Exact name of registrant as specified in its charter)

United Kingdom	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hadrian House, Wincomblee Road
Newcastle Upon Tyne
United Kingdom	NE6 3PL
(Address of principal executive offices)	(Zip Code)
+44 191-295-0303
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares, $1.00 par value per share	FTI	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

TechnipFMC plc (the “Company”) held its Annual General Meeting of Shareholders on April 29, 2022 (the “Annual Meeting”) for the purpose of (1) electing each of the 9 director nominees for a term expiring at the Company’s 2023 Annual General Meeting of Shareholders or until his or her earlier death, retirement, resignation, or removal pursuant to the Company’s articles of association; (2) approving, as a non-binding advisory resolution, the Company’s named executive officer compensation for the year ended December 31, 2021; (3) approving, as a non-binding advisory resolution, the Company’s directors’ remuneration report for the year ended December 31, 2021; (4) receiving the Company’s audited U.K. accounts for the year ended December 31, 2021, including the reports of the directors and the auditor thereon; (5) ratifying the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2022; (6) reappointing PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office from the conclusion of the 2022 Annual General Meeting of Shareholders until the next annual general meeting of shareholders at which accounts are laid; (7) authorizing the Board and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2022; (8) authorizing the adoption of the TechnipFMC 2022 Incentive Award Plan; (9) authorizing the Board to allot equity securities in the Company; and as a special resolution, (10) authorizing the Board to allot equity securities without pre-emptive rights pursuant to the authority contemplated by the resolution in Proposal 9. Each proposal is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 18, 2022.

The following are the final voting results of the Annual Meeting.

Proposal 1(a)-1(i) – Election of Directors
Elect each of the following director nominees for a term expiring at the Company’s 2023 Annual General Meeting of Shareholders or until his or her earlier death, retirement, resignation, or removal pursuant to the Company’s articles of association: The voting results were as follows:
	a. Election of director: Douglas J. Pferdehirt
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
315,670,913	97.0%	9,866,999	3.00%	325,537,912	72.00%	1,455,177	18,719,541

	b. Election of director: Eleazar de Carvalho Filho
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
282,140,953	86.3%	44,768,043	13.70%	326,908,996	72.30%	84,093	18,719,541

	c. Election of director: Claire S. Farley
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
266,584,805	81.5%	60,343,261	18.50%	326,928,066	72.30%	65,023	18,719,541

	d. Election of director: Peter Mellbye
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
316,166,675	96.7%	10,759,004	3.30%	326,925,679	72.30%	67,410	18,719,541

	e. Election of director: John O’Leary
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
261,816,707	80.1%	65,110,818	19.90%	326,927,525	72.30%	65,564	18,719,541

	f. Election of director: Margareth Øvrum
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
313,020,162	95.7%	13,916,105	4.30%	326,936,267	72.30%	56,822	18,719,541

	g. Election of director: Kay G. Priestly
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
323,867,862	99.1%	3,044,399	0.90%	326,912,261	72.30%	80,828	18,719,541

	h. Election of director: John Yearwood
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
249,183,558	76.2%	77,738,487	23.80%	326,922,045	72.30%	71,044	18,719,541

	i. Election of director: Sophie Zurquiyah
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
235,999,702	72.2%	90,922,737	27.80%	326,922,439	72.30%	70,650	18,719,541

Proposal 2 – 2021 U.S. Say-on-Pay for Named Executive Officers
Approve, on an advisory basis, the Company’s named executive officer compensation for the year ended December 31, 2021. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
183,598,606	56.2%	143,290,254	43.80%	326,888,860	72.30%	104,229	18,719,541

Proposal 3 – 2021 Directors’ Remuneration Report
Approve, on an advisory basis, the Company’s directors’ remuneration report for the year ended December 31, 2021. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
183,778,357	56.2%	143,064,442	43.80%	326,842,799	72.30%	150,290	18,719,541

Proposal 4 – Receipt of U.K. Annual Report and Accounts
Receipt of the Company’s audited U.K. accounts for the year ended December 31, 2021, including the reports of the directors and the auditor thereon. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
344,232,064	99.9%	185,937	0.1%	344,418,001	76.2%	1,294,629	N/A

Proposal 5 – Ratification of U.S. Auditor
Ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2022.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
345,405,946	100.0%	170,676	0.0%	345,576,622	76.4%	136,008	N/A

Proposal 6 – Re-appointment of U.K. Statutory Auditor
Reappoint PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office from the conclusion of the 2022 Annual General Meeting of Shareholders until the next annual general meeting of shareholders at which accounts are laid.

The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
345,385,320	99.9%	190,724	0.1%	345,576,044	76.4%	136,586	N/A

Proposal 7 – Approval of U.K. Statutory Auditor Fees
Authorize the Board of Directors and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2022.

The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
345,170,772	99.9%	249,130	0.1%	345,419,902	76.4%	292,728	N/A

Proposal 8 – Approval of Share Repurchase Contracts and Counterparties
Authorize the adoption of the TechnipFMC 2022 Incentive Award Plan. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
317,099,331	97.0%	9,782,230	3.0%	326,881,561	72.3%	111,528	18,719,541

Proposal 9 – Authority to Allot Equity Securities
Authorize the Board to allot equity securities in the Company. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
299,193,397	91.5%	27,695,652	8.5%	326,889,049	72.3%	104,040	18,719,541

Proposal 10 – Authority to Allot Equity Securities without Pre-emptive Rights
Pursuant to the authority contemplated by the resolution in Proposal 9, authorize the Board to allot equity securities without pre-emptive rights. The voting results were as follows:
FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
316,885,525	96.9%	9,972,839	3.1%	326,858,364	72.3%	134,725	18,719,541

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

By: /s/ Victoria Lazar
Dated:	May 3, 2022	Name: Victoria Lazar
Title: Executive Vice President
Chief Legal Officer and Secretary